                                                                    EXHIBIT 32.1
                                                      Section 1350 Certification
                                                        of Travis Prentice (CEO)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of MACC Private  Equities  Inc. (the
"Company")  on Form 10-Q for the quarter  ended June 30, 2008, as filed with the
United  States  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"), I, Travis Prentice, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or
     15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the
     Company.

                                                     /s/Travis Prentice
                                                     ---------------------------
                                                     Travis Prentice, President
                                                     (Chief Executive Officer)
August 14, 2008